KCSA
Public Relations
WORLDWIDE                                                                   NEWS
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Public & Investor Relations, Corporate & Marketing Communications

FOR:              SAFESCIENCE, INC.

COMPANY CONTACT:                                   MEDIA CONTACT:
Rick Pierce, V.P., Finance & Investor Relations    Douglas MacDougall
SafeScience, Inc.                                  Feinstein Kean Healthcare
(617) 422-0674                                     (617) 577-8110
www.safescience.com                                www.fkhealth.com
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                                              IR CONTACT:
                                              Paul Holm /  Bonnie Stretch
                                              KCSA Public Relations Worldwide
                                              (212) 896-1201 / (212)896-1206
                                              pholm@kcsa.com/bstretch@kcsa.com
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                                              www.kcsa.com
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                                                           FOR IMMEDIATE RELEASE
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                  FORMER CHAIRMAN AND CEO OF SAFESCIENCE AGREES
                         NOT TO SELL STOCK FOR TWO YEARS

BOSTON, MA-JUNE 5, 2000 - SafeScience Inc. (NASDAQ: SAFS) is pleased to announce that it has reached an amicable understanding with Dr. Platt, its former Chairman and CEO. He has agreed to not sell his stock until June 29, 2002 except as part of an underwritten public offering of the Company's common stock for which he has been granted registration rights. Dr. Platt will continue to cooperate in relation to all intellectual property licensed from him under agreements exclusive to SafeScience. The Company is grateful to Dr. Platt for his contributions.

SAFESCIENCE
         SafeScience is developing and in-licensing a portfolio of efficacious pharmaceutical, agricultural, and consumer products to be marketed under the SafeScience(R) world brand, as an alternative to conventional products employing potentially harmful chemicals. The Company's human therapeutic products include GBC-590, a unique compound to treat cancer, which is in human clinical trials, as well as a promising new antifungal compound, CAN-296, for the treatment of human fungal infections, currently in pre-clinical testing. In the area of agriculture,

                                     (more)

SafeScience  is  introducing  Elexa(R)  Plant  Defense  Booster,  an  innovative approach, which stimulates the plant to protect itself against pathogens. SafeScience's line of consumer and industrial products include environmentally and human-safe cleaners, which are being marketed through both retail and commercial channels. Further information is available on SafeScience's web site: http://www.safescience.com.
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Safe Harbor Statement
Any statements contained in this release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including, but not limited to, risks of product nonapproval or product development and market acceptance risks, the impact of competitive products and pricing, the results of current and future licensing and other collaborative relationships, the results of financing efforts, developments regarding intellectual property rights and litigation, and other risks identified in the Company's Securities and Exchange Commission filings. Actual results, events or performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


This press release and prior releases are available on the KCSA Public Relations Worldwide Web site at www.kcsa.com.
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